UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 27, 2009
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-52138 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#950 – 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1675
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Lexaria Corp. (the “Company”) announced in a press release dated January 27, 2010 the appointment of Mr. Steven Khan as an advisor to the Company, an update on the drilling and production on its oil and gas project at Belmont Lake, Mississippi and a summary of the reserve numbers from the Company’s October 31, 2009 reserve report.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto is being furnished and: (i) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and (ii) shall not be incorporated by reference into any filing of the Company with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the Company specifically states that the information or exhibits in this particular report are incorporated by reference).

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Press Release dated January 27, 2010 announcing operations update and reserve results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2010

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO